UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 24, 2005

(Date of earliest event reported)

PEAK INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Bermuda	0-29332	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

38507 Cherry Street, Unit G, Newark, California 94560

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 449-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On February 24, 2005, Peak International Limited (the “Company”) received a Nasdaq Staff Determination that the Company fails to comply with the filing requirement for continued listing in Nasdaq Marketplace Rule 4310(c)(14) due to the delayed filing of its quarterly report on Form 10-Q for the fiscal quarter ended December 31, 2004, and that its securities are, therefore, subject to delisting from The Nasdaq National Market. The Company intends to request a hearing before a Nasdaq Listing Qualifications Panel to review the Staff Determination, which will stay the delisting until the appeal has been heard and the Panel has rendered its decision. There can be no assurance that the Nasdaq Listing Qualifications Panel will grant the Company’s request for continued listing.

As a result of the Company’s delay in filing its Form 10-Q, the fifth character “E” will be appended to its trading symbol. Accordingly, the trading symbol for the Company’s common stock will be changed from PEAK to PEAKE at the opening of business on March 1, 2005.

As previously announced, the delay in filing the Form 10-Q for the quarter ended December 31, 2004 results from the Company’s decision to conduct an internal review of its payroll practices at the Company’s factory operated in China.

A copy of the Company’s press release dated February 25, 2005, announcing receipt of the Staff Determination, is filed herewith as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements:

Except for historical information contained herein, the statements in this Current Report on Form 8-K, including the Company’s intent and ability to appeal the Nasdaq Staff Determination, are forward-looking statements within the meaning of the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. These forward-looking statements speak only as of the date hereof and are subject to risks and uncertainties that may cause actual results to differ materially. These risks and uncertainties include the Company’s ability to file its Form 10-Q, and the risks detailed from time to time in the Company’s SEC reports, including its quarterly report on Form 10-Q for the quarter ended September 30, 2004. The company disclaims any intent or obligation to update or revise these forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated February 25, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEAK INTERNATIONAL LIMITED
Dated: February 25, 2005.	By:	/s/ William Snyder
William Snyder
Chief Financial Officer

EXHIBITS

Exhibit No.	Description
99.1	Press release dated February 25, 2005.